UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2016

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.

The following is a summary of transactions by us since our previous disclosure on our Form 10-K filed with the Securities and Exchange Commission on April 14, 2016 involving sales of our securities that were not registered under the Securities Act of 1933, as amended (the "Securities Act"). Each offer and sale was exempt from registration under either Section 4(2) of the Securities Act or Rule 506 under Regulation D of the Securities Act because (i) the securities were offered and sold only to accredited investors; (ii) there was no general solicitation or general advertising related to the offerings; (iii) each investor was given the opportunity to ask questions and receive answers concerning the terms of and conditions of the offering and to obtain additional information; (iv) the investors represented that they were acquiring the securities for their own account and for investment purposes only without intent to distribute to the public; and (v) the securities were issued with restrictive legends and stop transfer orders preventing their transfer, sale or other disposition without an applicable exemption under the Securities Act:

On May 5, 2016, we granted an unrelated third party a warrant to acquire 7,500,000 shares of common stock in consideration for services. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 11, 2016, we granted a total of 3,100,000 shares of restricted stock to David Loftus, an affiliate of the Company, at a price of $0.02 per share in consideration of a reduction in debt.

On May 11, 2016, we granted a total of 3,380,764 shares of restricted stock to Spanky LLC owned by David Loftus, an affiliate of the Company, at a price of $0.02 per in consideration of a reduction in debt.

On May 12, 2016, The RHL Group, Inc., an entity affiliated with our Chairman & CEO Robert H. Lorsch, elected to purchase 5,000,000 shares of common stock at a price of $0.02 per share in consideration of partial waiver of principal amount under the Tenth Amended Note.

On May 12, 2016, we granted Robert H. Lorsch, our Chairman & CEO, a warrant to acquire 10,000,000 shares of common stock in consideration for services. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted Bernard Stolar, a Director and Acting Chief Financial Officer of the Company, a warrant to acquire 1,000,000 shares of common stock in consideration for services as a Director. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted Bernard Stolar, a member of our Board of Directors and Acting Chief Financial Officer of the Company, a warrant to acquire 500,000 shares of common stock in consideration for services as Acting CFO. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted Titus Day, a member of our Board of Directors, a warrant to acquire 1,000,000 shares of common stock in consideration for services in joining the Board on May 11, 2015. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted Titus Day, a member of our Board of Directors, a warrant to acquire 1,000,000 shares of common stock in consideration for services as a Director of the Company. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted Mike Finley, a member of our Board of Directors, a warrant to acquire 1,000,000 shares of common stock in consideration for services as a Director of the Company. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted Scott Kline a warrant to acquire 500,000 shares of common stock in partial consideration of legal services. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted Scott Kline, appointed to the Company's Board of Directors on May 12, 2016, a warrant to acquire 1,000,000 shares of common stock in consideration for services in joining the Board. The warrant has an exercise price of $0.02 per share and vests after December 31, 2016, with an expiration date of January 2, 2020.

On May 12, 2016, we granted Dr. Ivor Royston, a member of our Board of Directors, a warrant to acquire 1,000,000 shares of common stock in consideration for services as a Director of the Company. The warrant has an exercise price of $0.02 per share, and vests after December 31, 2016, with an expiration date of January 2, 2020.

On May 12, 2016, we granted four warrants with a combined total of 2,250,000 shares of common stock to individual employees of the Company in consideration for services. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted a warrant to acquire 300,000 shares of common stock to an unrelated third party in consideration for services. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted a warrant to acquire 200,000 shares of common stock to an unrelated third party in consideration for services. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted a warrant to acquire 200,000 shares of common stock to an unrelated third party in consideration for services. The warrant has an exercise price of $0.02 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

On May 12, 2016, we granted a warrant to acquire 10,000,000 shares of common stock to an unrelated third party in consideration of legal services. The warrant has an exercise price of $0.04 per share, with an expiration date of May 13, 2019, and is immediately vested at the date of grant.

All securities granted or sold under these agreements are unregistered, non-transferrable and non-saleable, and may only be resold or transferred if they later become registered or fall under an exemption to the Securities Act and applicable state laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
May 17, 2016	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer